Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS
19.	INTANGIBLE ASSETS

	Archived images	Developed technology	Brand names	Total
	US$	US$	US$	US$
Net carrying amount as of January 1, 2023	500	3,925	92,542	96,967
Recognized upon acquisition of The Art Newspaper SA (Note 32(a))	—	—	25,392	25,392
Amortization during the year	—	(848)	(9)	(857)
Disposal of subsidiaries	—	(2,966)	—	(2,966)
Exchange realignment	(1)	(5)	(107)	(113)

Net carrying amount as of December 31, 2023	499	106	117,818	118,423

Amortization during the year	—	(106)	(9)	(115)
Exchange realignment	3	—	1,070	1,073

Net carrying amount as of December 31, 2024	502	—	118,879	119,381

The intangible assets are amortized on a straight-line basis as follows:

Developed technology Brand names Archived images	7 years 20 years or indefinite useful lives Indefinite useful lives

The above carrying amounts of brand names of US$118,025 and US$118,733 and archived images of US$499 and US$502, respectively, as of December 31, 2023 and 2024 are considered by the directors of the Company as having an indefinite useful life because it is expected to contribute to net cash inflows indefinitely. The brand names and archived images will not be amortized until its useful life is determined to be finite. Instead they will be tested for impairment annually and whenever there is an indication that it may be impaired.

The remaining brand name of US$154 and US$146, respectively, as of December 31, 2023 and 2024 are amortized on a straight-line basis of 20 years.

As of December 31, 2024, carrying amount of brand name of US$92,670 and archived images of US$502, are allocated to reporting unit of the business unit under “L’Officiel”. For the purpose of impairment testing, the fair value of this reporting unit has been determined based on a value in use calculation. That calculation uses discounted cash flow projections based on forecast approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.6% to 2.1% growth rate. This growth rate is based on the relevant industry growth forecasts and does not exceed the average long-term growth rate for the relevant industry. Other key assumptions for the value in use calculations relate to the estimation of cash inflows/outflows which include forecasted sales and gross margin, such estimation is based on the L’Officiel’s past performance and management’s expectations for the market development.

As of December 31, 2024, carrying amount of brand name of approximately US$25,936 are allocated to reporting unit of the business unit under “The Art Newspaper”. For the purpose of impairment testing, the fair value of this reporting unit has been determined based on a value in use calculation. That calculation uses discounted cash flow projections based on forecast approved by management covering a 5-year period. Cash flows beyond the 5-year period are extrapolated using a steady 1.8% to 2.1% growth rate. This growth rate is based on the relevant industry growth forecasts and does not exceed the average long-term growth rate for the relevant industry. Other key assumptions for the value in use calculations relate to the estimation of cash inflows/outflows which include forecasted sales and gross margin, such estimation is based on The Art Newspaper’s past performance and management’s expectations for the market development.

Based on the result of the above assessments, management of the Group determined that the fair value of the reporting unit is higher than the carrying amount and there is no impairment of the related intangible assets allocated to reporting unit. Management of the Group believes that any reasonably possible changes in any of these assumptions would not cause the carrying amount of reporting unit to exceed its fair value.